Financial instruments	12 Months Ended
Dec. 31, 2018
Disclosure Of Financial Instruments [Abstract]
Financial instruments
25.	Financial instruments

(a)	Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company is exposed to credit risk from its operating activities, primarily accounts receivable and other receivables, and its investing activities, including cash held with banks and financial institutions, loan receivable, and advances to joint ventures. The Company's maximum exposure to this risk is equal to the carrying amount of these financial assets, which amounted to $44,166 as at December 31, 2018 (2017 - $10,662).

(i)	Accounts receivable

An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on the days past due for groupings of various customer segments with similar loss patterns. The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Accounts receivable are written off when there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan, and a failure to make contractual payments for a period of greater than 120 days past due. For the year ended December 31, 2018, the Company recognized an approximate expected credit loss allowance of $50 (2017 - $nil).

Provided below is the information about the credit risk exposure on the Company's accounts receivable using a provision matrix of expected credit loss rates against an analysis of the age of accounts receivable:

	Expected credit loss rates	2018	2017
Less than 30 days past billing date	0% to 3%	$3,980	$1,020
31 to 60 days past billing date	0% to 5%	136	85
61 to 90 days past billing date	0% to 8%	-	35
91 to 120 days past billing date	0% to 12%	19	-
Over 120 days past billing date	0% to 18%	28	-
		$4,163	$1,140

The Company has assessed that there is a concentration of credit risk, as 87.6% of the Company's accounts receivable were due from 5 customers as at December 31, 2018 (2017 - 89.3% due from 2 customers).

25.	Financial instruments (continued)

(a)	Credit risk (continued)

(ii)	Cash

The Company held cash of $32,634 at December 31, 2018 (2017 - $9,208). The cash is held with central banks and financial institution counterparties that are highly rated.

(iii)	Advances to joint ventures

The Company has assessed that there has been no significant increase in credit risk of these advances from initial recognition based on the financial position of the borrowers, and the regulatory and economic environment of the borrowers. As a result, the loss allowance recognized during the period was limited to 12 months expected credit losses. Based on historical information, and adjusted for forward-looking expectations, the Company has assessed an insignificant loss allowance on these advances as at December 31, 2018.

(b)	Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due, and arises principally from the Company’s accounts payable and other liabilities, holdbacks payable, government remittances payable, construction loan payable, and due to non-controlling interests. The Company's policy is to review liquidity resources and ensure that sufficient funds are available to meet financial obligations as they become due. Further, the Company's management is responsible for ensuring funds exist and are readily accessible to support business opportunities as they arise. The Company's funding is primarily provided in the form of capital raised through the issuance of shares. As at December 31, 2018, 35% of the Company’s payables were due to 1 vendor (2017 - 89.3% due to 2 vendors).

The following represents an analysis of the age of accounts payable:

	2018	2017
Less than 30 days past billing date	$1,201	$6,725
31 to 60 days past billing date	365	113
61 to 90 days past billing date	29	66
Over 90 days past billing date	-	172
	$1,595	$7,076

Subsequent to December 31, 2018, the Company received cash inflows from the transaction noted in Note 28(f).

25.	Financial instruments (continued)

(c)	Market risk

(i)	Price risk

Price risk is the risk that the fair value of, or future cash flows from, the Company's financial instruments will significantly fluctuate due to changes in market prices. The value of the financial instruments can be affected by changes in interest rates, market and economic conditions, and equity and commodity prices. The Company is exposed to price risk in divesting its investments, such that, unfavorable market conditions could result in dispositions of investments at less than favorable prices. Further, the revaluation of securities classified as fair value through other comprehensive income, could result in significant write-downs of the Company's investments, which would have an adverse impact on the Company's financial position.

The Company previously managed price risk by having a portfolio of securities from multiple issuers, such that the Company was not singularly exposed to any one issuer. During the year ended December 31, 2018, the Company sold a significant portion of its investments subject to price risk, and subsequent to December 31, 2018, were fully divested. Refer to Note 28(a).

(ii)	Concentration risk

Concentration risk is the risk that any single investment or group thereof, has the potential to materially affect the operating results of the Company. The Company is exposed to this risk as all of its investments are currently within the cannabis industry. As such, the Company's financial results may be adversely affected by the unfavorable performance of those investments or the industry in which they operate. The Company manages concentration risk by investing in the cannabis industry of various countries.

(d)	Currency rate risk

Currency rate risk is the risk that the fair value of, or future cash flows from, the Company's financial instruments will significantly fluctuate due to changes in foreign exchange rates. The Company is exposed to this risk on advances to joint ventures denominated in AUD, refer to Note 9. The Company is further exposed to this risk through subsidiaries operating in Israel, refer to Note 2(d). The Company does not currently use foreign exchange contracts to hedge its exposure to currency rate risk as management has determined that this risk is not significant at this point in time. As such, the Company's financial position and financial results may be adversely affected by the unfavorable fluctuations in currency exchange rates.

The following table provides a summary of foreign currency (in thousands) denominated financial assets and liabilities:

	Currency	2018		2017
Advance to joint ventures	AUD		$1,029		$-
Cash	ILS	₪	840	₪	-
Sales taxes receivable	ILS	₪	2,066	₪	-
Accounts payable and other liabilities	ILS	₪	1,083	₪	-
Due to non-controlling interests	ILS	₪	5,878	₪	-

A 10% strengthening of the Canadian dollar against the foreign currencies listed above would increase the net loss by $90 and decrease other comprehensive income by $326. A 10% weakening of the Canadian dollar against the foreign currencies listed above would result in an equal, but opposite effect.

It is management's opinion that the Company is not subject to significant interest rate risk.